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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                  June 21, 2005
                        (Date of earliest event reported)

                                  EPIXTAR CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


                  011-15489                             65-0722193
                  ---------                             ----------
           (Commission File Number)          (IRS Employer Identification No.)


       11900 Biscayne Boulevard Suite 700
                 Miami, Florida                            33181
                 --------------                            -----
    (Address of Principal Executive Offices)             (Zip Code)

                                 (305) 503-8600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02         Departure of Director or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.

     (a)          Not applicable.

     (b) Effective June 22, 2005, David Srour ceased serving as president and chief operating officer of the registrant.

                  The registrant also announces with much sorrow and regret the death of its esteemed director and friend Robert Palmer on June 21, 2005.

     (c)          Not applicable.

     (d)          Not applicable.


SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  EPIXTAR CORP.
                                                  (Registrant)


Date: June 28, 2005                         By /s/ IRVING GREENMAN
                                               --------------------------------
                                                 Irving Greenman
                                                Chief Financial Officer